                                                                   EXHIBIT 99.15

--------------------------------------------------------------------------------------------------------
                                            OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------------------------------
IN RE:                                        )        DEBTOR IN POSSESSION OPERATING REPORT
                                              )        -------------------------------------
                                              )
                                              )REPORT NUMBER   15               Page 1 of 3
                                              )           FOR THE PERIOD FROM:  June 1, 2001
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES)                                 TO:  June 30, 2001
                                              )---------------------------------------------------------
----------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL             )
----------------------------------------------
                                                   SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
      Gross Sales                                        ______________
      Less Sales Returns and Discounts                   ______________
         Net Sales                                                             ______________
      Less:  Cost of Goods Sold
         Beginning Inventory at Cost                     ______________
         Add:  Purchases                                 ______________
         Less:  Ending Inventory at Cost                 ______________
            Cost of Goods Sold                                                 ______________
      Gross Profit                                                                                    _____________
      Other Operating Revenue (Specify)                                                               _____________

Less:  Operating Expenses
      Officer Compensation                               ______________
      Salaries & Wages - Other Employees                 ______________
         Total Salaries & Wages                                                ______________
         Employee Benefits                                                     ______________
      Payroll Taxes                                      ______________
      Real Estate Taxes (Personal Property Tax)          ______________
      Federal and State Income Taxes                     ______________
         Total Taxes                                                           ______________
      Rent and Lease Exp. (Real and Personal Property    ______________
      Interest Expense (Mortgage, Loan, etc.)            ______________
      Insurance                                          ______________
      Automobile Expense                                 ______________
      Utilities (Gas, Electric, Water, Telephone, etc.)  ______________
      Depreciation and Amortization                      ______________
      Repairs and Maintenance                            ______________
      Advertising                                        ______________
      Supplies, Office Expenses, Photocopies, etc.       ______________
      Bad Debts                                          ______________
      Miscellaneous Operating Expenses (Specify          ____________________________________
         Total Operating Expenses                                                                     _____________

      Net Gain/(Loss) from Business Operations                                                        _____________


B.  Not Related to Business Operations
      Income:
         Interest Income                                                       ______________
         Other Non-Operating Revenues (Specify)                                ______________
         Gross Proceeds on Sale of Assets                ______________
         Less:  Original Cost of Assets plus Expense     ______________
            Net Gain/(Loss) on Sale of Assets                                  ______________
         Total Non-Operating Income
                                                                                                      -------------
      Expenses Not Related to Business Operation
         Legal and Professional Fees                                           ______________
         Other Non-Operating Expenses (Specify)                                ______________
            Total Non-Operating Expenses                                                              _____________
      NET INCOME /(LOSS) FOR PERIOD                                                                   =============

-------------------------------------------------------------------------------------------------------------------
Revised April 1989                                           OPERATING REPORT                                 UST-4
-------------------------------------------------------------------------------------------------------------------


MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
 Statement of Operations for the Period  June 30, 01
-----------------------------------------------------------------------------------------

($000's)

REVENUES
     Sales                                                                               -
     Rental revenues                                                                     -
                                                                                    ------
        Total  revenues                                                                  -
     Cost of goods sold                                                                  -
     Cost of rental operation                                                            -
                                                                                    ------
        Total cost of sales and rental                                                   -
Gross profits                                                                            -
     Selling expense                                                                     -
     General & administration                                                          (65)
                                                                                    ------
        Total operating expenses                                                       (65)
        Operating profit                                                                65
     Depreciation & amortization                                                         -
     Coporate Interest allocation                                                        -
     DIP Interest                                                                        -
     Other income & expenses                                                             -
                                                                                    ------
     Earnings before reorganization items & income tax provision                        65
     Reorganization items:
     Loss from sales of assets/Closing cost of facility                              5,124
     Professional fees                                                                   -
     Provision for rejected executory contracts                                          -
     Interest earned on accumulated cash resulting from chapter 11 Proceeding          (29)
                                                                                    ------
        Total reorganization items                                                   5,095
        Income(loss) before income tax provision                                    (5,030)
     Income tax (benefits)                                                               -
                                                                                    ------
        Net income (loss)                                                           (5,030)
                                                                                    ======

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 15
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                   Accounts Payable      Accounts Receivable
                               ----------------------------------------------
Current      Under 30 days                         $0              $        0
Overdue      31 - 60 days                          $0              $        0
Overdue      61 - 90 days                          $0              $        0
Overdue      91 - 120 days                         $0              $        0
Overdue      121 + days                            $0              $1,013,328
                               ----------------------------------------------
Total                                              $0              $1,013,328
                               ----------------------------------------------


3.  Statement of Status of Payments to Secured Creditors and Lessors: SEE
    ATTACHED



                                                                                              Post-Petition
                       Frequency of                                                         Payments Not Made
                       Payments per           Amount of                              -------------------------------
Creditor/Lessor       Lease/Contract        Each Payment          Next Payment Due         Number         Amount
--------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------


4.  Tax Liability:

                    Gross Payroll Expense For Period                                 $0  *SEE NOTE
                                                                 ------------------------
                    Gross Sales for Period Subject to Sales Tax                      $0
                                                                 ------------------------


                                      ------------------------------------------------------------------------------
                                                                                       Post Petition Taxes
                                              Date Paid            Amount Paid*           Still Owing
                                      ------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                    $0             $0
State Payroll and Withholding Taxes                                      $0             $0
State Sales and Use Tax                                                  $0             $0
Real Property Taxes                                                      $0             $0
                                      ------------------------------------------------------------------------------

                    *  Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                      ------------------------------------------------------------------------------
                                              Carrier/               Amount of             Policy      Premium Paid
                                                Agent                 Coverage           Exp. Date       Thru Date
                                      ------------------------------------------------------------------------------

Worker's Compensation                        GULF INS CO                                      10/1/01        10/1/01
Liability                                    GULF INS CO                SEE                   10/1/01        10/1/01
Fire and Extended Coverage                   GULF INS CO              ATTACHED                10/1/01        10/1/01
Property                                     GULF INS CO      (Not filed with Form 8K)        10/1/01        10/1/01
Theft                                            CNA                                          10/1/01        10/1/01
Life (Beneficiary:________________)         TRANSAMERICA
Vehicle                                      GULF INS CO                                      10/1/01        10/1/01
Other                                      INSURANCE WEST                                     10/1/01        10/1/01
                                      ------------------------------------------------------------------------------

                                        *NOTE:   PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP, AND IS ALLOCATED TO
                                        THE SUBSIDIARY INCURRING THE PAYROLL EXPENSE. ALL PAYROLL TAXES ARE PAID BY ADP


--------------------------------------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
JUNE 30, 2001 CREDIT FACILITY
--------------------------------------------------------------------


                                                                                        MONTHLY          UNPAID
   BINDER      TAB                     DESCRIPTION                      COMPANY         PAYMENT      POST PETITION
 ---------   ------   -------------------------------------------   --------------   ----------------------------
    CRF98        39     IBM Credit Corp - AS400/JBA Software          Group                7,866            7,866
      V          85     Xerox - Copier #C0H-010403                    Group - Acct           558                0
    CRF98        40     Pitney Bowes - Postage meter                  Four Star              167                0
    CRF98        12     Minolta Copier Corp - Copier/Fax              Four Star              264                0
    CRF98        11     30 Warren Place Corp (NY rent)                Four Star           20,190                0
    CRF98        11A    718 S. Fulton Ave (NY Storage)                Four Star            6,875                0

                 DEBTOR IN POSSESSION OPERATING REPORT NO.  15
--------------------------------------------------------------------------------
                                                                     Page 3 of 3



6.  Questions:

A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

_____ :  Yes   Explain: _______________________________________________________
   X  :No
B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
_____ :  Yes   Explain: _______________________________________________________
   X  :   No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):

                               Name of                                 Type           Post-Petition
                            Professional                           Professional       Unpaid Total**
                        ----------------------------------------------------------------------------
                          Crossroads, LLC                      Turnaround management               -  Estimated
                          George Nicolais                      Financial advisor               5,559  Estimated
                          Klee Tuchin Bogdanoff & Stern        Counsel                        67,982  Estimated
                          Latham Watkins                       Counsel                             -
                          Stutman Treister                     Counsel                        29,866  Estimated
                          Imperial Capital, LLC                Financial advisor                   -
                          Holland & Knight                     Counsel                        61,257  Estimated
                          Ernst & Young                        Independent Auditors                -
                        ----------------------------------------------------------------------------
                          **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A








9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

                              Quarterly
Quarterly                   Disbursements       Quarterly                                                           Quarterly
Period Ending                for Quarter           Fee               Date Paid         Amount Paid    Check No.  Fee Still Owing
--------------------------------------------------------------------------------------------------------------------------------
6/30/00                      $ 7,108,942.00        $24,500.00                7/31/00      $24,500.00                        2408
9/30/00                      $ 7,208,343.00        $21,500.00               10/24/00      $21,500.00                        1395
12/31/00                     $ 7,053,994.00        $21,000.00                1/26/01      $21,000.00                        1543
3/31/01                      $ 5,307,500.00        $18,250.00                4/27/01      $18,250.00                        1643
6/30/01                      $11,171,217.00        $16,250.00                7/26/01      $16,250.00                        1710
--------------------------------------------------------------------------------------------------------------------------------


I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: July 27, 2001                         Signed: /s/ Ellen Gordon

                                                                          PAGE 1
                      OFFICE OF THE UNITED STATES TRUSTEE
                        CENTRAL DISTRICT OF CALIFORNIA



IN RE:                                )              DEBTOR IN POSSESSION INTERIM STATEMENT
                                      )
                                      )
Matthews Studio Equipment Group       )                                 STATEMENT NO.  15
                                      )                          FOR THE PERIOD FROM:  06/01/01
                               DEBTOR )                                           TO:  06/30/01
                                      )
CHAPTER 11 CASE NO.  SV 00 13471 KL   )                             General      Concentration     Payroll      Tax     Pre-Chapter
                                                                    Account         Account        Account    Account     Payroll
                                                                 -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.    Total Receipts Per All Prior Interim Statements            $30,801,684.77  $24,297,784.89  $294,606.93    $0.00  $5,853,194.94

B.    Less:  Total Disbursements Per All Prior                   $30,801,684.77  $23,499,772.40  $294,606.93    $0.00  $5,847,276.54
              Interim Statements
                                                                 -------------------------------------------------------------------

C.    Beginning Balance                                          $         0.00  $   798,012.49  $      0.00    $0.00  $    5,918.40
                                                                 -------------------------------------------------------------------

D.    Receipts During Current Period

      Per Attached Schedule (Not filed with Form 8K)             $ 4,494,018.94  $   547,457.74  $      0.00    $0.00              -

                                                                 -------------------------------------------------------------------
E.    Balance Available                                          $ 4,494,018.94  $ 1,345,470.23  $      0.00    $0.00  $    5,918.40
                                                                 -------------------------------------------------------------------

F.    Less:  Disbursements During Period

          Per Attached Schedule (Not filed with Form 8K)         $ 4,494,018.94  $   358,273.04  $      0.00    $0.00         287.83

                                                                 -------------------------------------------------------------------
G.     Ending Balance                                            $         0.00  $   987,197.19  $      0.00    $0.00  $    5,630.57
                                                                 -------------------------------------------------------------------



                                                                            Investment    Professional       CD         5-Month CD
                                                                              Account        Account       Account       Account
                                                                          ----------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.   Total Receipts Per All Prior Interim Statements                       $4,358,559.85  $3,085,544.19  $355,957.03  $14,287,188.95

B.    Less:  Total Disbursements Per All Prior                             $3,532,457.27  $3,085,544.19  $355,957.03  $ 4,726,668.06
              Interim Statements
                                                                          ----------------------------------------------------------

C.    Beginning Balance                                                    $  826,102.58  $        0.00  $      0.00  $ 9,560,520.89

                                                                          ----------------------------------------------------------
D.    Receipts During Current Period

          Per Attached Schedule (Not filed with Form 8K)                       90,623.47     122,856.78            -       28,777.05

                                                                          ----------------------------------------------------------
E.     Balance Available                                                   $  916,726.05  $  122,856.78  $      0.00  $ 9,589,297.94

                                                                          ----------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule (Not filed with Form 8K)                      442,642.78     122,856.78            -               -

                                                                          ----------------------------------------------------------
G.     Ending Balance                                                      $  474,083.27  $        0.00  $      0.00  $ 9,589,297.94

                                                                          ----------------------------------------------------------


H.  ACCOUNT INFORMATION
(1).   General Account                           (5).  Pre-Chapter Payroll Account                  (9). 5-Month Liquid Certificate
       (a)  City National Bank 4605 Lankershim         (a)  Western Security Bank                        of Deposit
            Blvd. No. Hollywood, Ca.                        4100 W. Alameda Ave., Burbank, Ca.       (a) City National Bank
       (b)  411952738                                  (b)  001064088                                    4605 Lankershim Blvd.
                                                                                                         No Hollywood, Ca.
(2).   Concentration Account                     (6).  Investment Account                            (b) 411955893
       (a)  City National Bank 4605 Lankershim         (a)  City National Bank 4605
            Blvd. No. Hollywood, Ca.                        Lankershim Blvd. No. Hollywood, Ca.
       (b)  411952886                                  (b)  BHS-072281
(3).   Payroll Account                           (7).  Professional Account
       (a)  City National Bank 4605 Lankershim         (a)  City National Bank 4605
            Blvd. No. Hollywood, Ca.                        Lankershim Blvd. No. Hollywood, Ca.
       (b)  411952800                                  (b)  411953459
(4).   Tax Account                               (8).  Certificate of Deposit
       (a)  City National Bank 4605 Lankershim         (a)  City National Bank 4605
            Blvd. No. Hollywood, Ca.                        Lankershim Blvd. No. Hollywood, Ca.
       (b)  411952851                                  (b)  411956334

I.      Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated:  July 27, 2001                   Signed: /s/ Ellen Gordon
                                                ----------------